Exhibit 99.1

NEWS RELEASE
www.northerntrust.com

INVESTOR CONTACT: Jennifer Childe | 312-444-3290 | Jennifer.Childe@ntrs.com MEDIA CONTACT: Doug Holt | 312-662-8315 | Doug.Holt@ntrs.com

NORTHERN TRUST CORPORATION REPORTS FOURTH QUARTER
NET INCOME OF $113.1 MILLION, EARNINGS PER DILUTED COMMON SHARE OF $0.52
CHICAGO, JANUARY 18, 2024 — Northern Trust Corporation today reported fourth quarter net income per diluted common share of $0.52, compared to $1.49 in the third quarter of 2023 and $0.71 in the fourth quarter of 2022. Net income was $113.1 million, compared to $327.8 million in the prior quarter and $155.7 million in the prior-year quarter.
Fourth quarter 2023 results included the following:
•$176.4 million pre-tax loss on available for sale debt securities sold in conjunction with a repositioning of the portfolio, recognized in Investment Security Gains (Losses), net (after-tax $131.7 million).
•$84.6 million pre-tax Federal Deposit Insurance Corporation (FDIC) special assessment, recognized in Other Operating Expense (after-tax $63.1 million).

MICHAEL O’GRADY, CHAIRMAN AND CHIEF EXECUTIVE OFFICER:
“Northern Trust’s fourth quarter results capped off a solid year of progress made towards driving improved financial performance. In the fourth quarter, trust fee growth accelerated compared to the prior year, average deposit levels proved resilient, and credit quality remained strong. Importantly, we brought year-over-year expense growth, excluding notables, down in each quarter this year. We also improved our capital and liquidity levels while returning over $300 million in capital to shareholders.

As we begin 2024, we are squarely focused on accelerating profitable organic growth, maintaining our expense discipline and driving greater resiliency and efficiency in our operating model to create sustained long-term shareholder value over time.”

FINANCIAL SUMMARY & KEY METRICS
				% Change Q4 2023 vs.
($ In Millions except per share data)	Q4 2023	Q3 2023	Q4 2022	Q3 2023	Q4 2022
Trust, Investment and Other Servicing Fees	$1,090.0	$1,111.9	$1,042.1	(2)%	5%
Other Noninterest Income (Loss)	(27.8)	158.4	(57.6)	N/M	(52)
Net Interest Income (FTE*)	501.1	469.4	550.0	7	(9)
Total Revenue (FTE*)	$1,563.3	$1,739.7	$1,534.5	(10)%	2%

Noninterest Expense	$1,388.5	$1,278.2	$1,323.6	9%	5%
Provision for (Release of) Credit Losses	11.0	14.0	5.0	N/M	N/M
Provision for Income Taxes	32.7	106.5	34.7	(69)	(6)
FTE Adjustment*	18.0	13.2	15.5	36	16
Net Income	$113.1	$327.8	$155.7	(65)%	(27)%

Earnings Allocated to Common and Potential Common Shares	$106.5	$308.5	$148.7	(65)%	(28)%
Diluted Earnings per Common Share	$0.52	$1.49	$0.71	(65)%	(27)%
Return on Average Common Equity	4.0%	11.6%	5.9%
Return on Average Assets	0.33%	0.93%	0.42%
Average Assets	$136,588.7	$140,201.6	$147,803.6	(3)%	(8)%
N/M - Not meaningful
(*)     Net interest income and total revenue presented on a fully taxable equivalent (FTE) basis are non-generally accepted accounting principle financial measures that facilitate the analysis of asset yields. Please refer to the Reconciliation to Fully Taxable Equivalent section for further detail.

NORTHERN TRUST CORPORATION FOURTH QUARTER 2023 RESULTS

CLIENT ASSETS
Assets under custody/administration (AUC/A) and assets under management are a driver of the Corporation’s trust, investment and other servicing fees, the largest component of noninterest income.
	As of			% Change December 31, 2023 vs.
($ In Billions)	December 31, 2023*	September 30, 2023	December 31, 2022	September 30, 2023	December 31, 2022
Assets Under Custody/Administration
Asset Servicing	$14,362.6	$13,206.2	$12,705.5	9%	13%
Wealth Management	1,042.3	958.5	898.5	9	16
Total Assets Under Custody/Administration	$15,404.9	$14,164.7	$13,604.0	9%	13%
Assets Under Custody(1)
Asset Servicing	$10,882.0	$10,064.4	$9,712.3	8%	12%
Wealth Management	1,034.5	951.0	892.3	9	16
Total Assets Under Custody	$11,916.5	$11,015.4	$10,604.6	8%	12%
Assets Under Management
Asset Servicing	$1,032.0	$963.4	$898.1	7%	15%
Wealth Management	402.5	369.9	351.4	9	15
Total Assets Under Management	$1,434.5	$1,333.3	$1,249.5	8%	15%
(1) Assets Under Custody are a component of Assets Under Custody/Administration.
(*) Client assets for the current quarter are considered preliminary until the Form 10-K is filed with the Securities and Exchange Commission.

TRUST, INVESTMENT AND OTHER SERVICING FEES
				% Change Q4 2023 vs.
($ In Millions)	Q4 2023	Q3 2023	Q4 2022	Q3 2023	Q4 2022
Asset Servicing Trust, Investment and Other Servicing Fees
Custody and Fund Administration	$420.4	$428.1	$406.3	(2)%	3%
Investment Management	130.7	137.1	123.8	(5)	5
Securities Lending	22.0	20.4	19.3	8	14
Other	38.6	40.4	38.6	(5)	—
Total Asset Servicing	$611.7	$626.0	$588.0	(2)%	4%

Wealth Management Trust, Investment and Other Servicing Fees
Central	$171.9	$172.3	$162.2	—%	6%
East	121.5	126.1	117.8	(4)	3
West	97.3	95.8	89.5	2	9
Global Family Office (GFO)	87.6	91.7	84.6	(4)	4
Total Wealth Management	$478.3	$485.9	$454.1	(2)%	5%

Total Consolidated Trust, Investment and Other Servicing Fees	$1,090.0	$1,111.9	$1,042.1	(2)%	5%
Asset Servicing and Wealth Management trust, investment and other servicing fees are impacted by both one-month and one-quarter lagged asset values.
Total Asset Servicing trust, investment and other servicing fees decreased sequentially and increased from the prior-year quarter.
▪Custody and fund administration fees decreased sequentially primarily due to unfavorable markets. Custody and fund administration fees increased from the prior-year quarter primarily due to favorable markets, favorable currency translation, and new business, partially offset by asset outflows.
▪Investment management fees decreased sequentially primarily due to asset outflows and unfavorable markets. Investment management fees increased from the prior-year quarter primarily due to favorable markets.
Total Wealth Management trust, investment and other servicing fees decreased sequentially and increased from the prior-year quarter.
•Fees in the regions decreased sequentially primarily due to unfavorable markets, partially offset by asset inflows. Fees in the regions increased from the prior-year quarter primarily due to favorable markets, partially offset by product-related asset outflows.
•Fees in GFO decreased sequentially primarily due to asset outflows and unfavorable markets. Fees in GFO increased from the prior-year quarter primarily due to asset inflows and favorable markets.

NORTHERN TRUST CORPORATION FOURTH QUARTER 2023 RESULTS

OTHER NONINTEREST INCOME
				% Change Q4 2023 vs.
($ In Millions)	Q4 2023	Q3 2023	Q4 2022	Q3 2023	Q4 2022
Other Noninterest Income
Foreign Exchange Trading Income	$49.0	$51.8	$65.4	(5)%	(25)%
Treasury Management Fees	7.8	7.5	8.3	2	(8)
Security Commissions and Trading Income	33.3	30.9	35.1	8	(5)
Other Operating Income	58.5	68.2	47.3	(14)	24
Investment Security Gains (Losses), net	(176.4)	—	(213.7)	N/M	N/M
Total Other Noninterest Income (Loss)	$(27.8)	$158.4	$(57.6)	N/M	(52)%
N/M - Not meaningful
Foreign exchange trading income decreased sequentially and compared to the prior-year quarter primarily driven by lower client volumes and an unfavorable impact from foreign exchange swap activity.
Other operating income decreased sequentially primarily due to lower income related to existing swap agreements related to Visa Inc. Class B common shares and lower income associated with a market value decrease in supplemental compensation plans. Other operating income increased compared to the prior-year quarter primarily driven by higher income related to existing swap agreements related to Visa Inc. Class B common shares and higher banking and credit-related services fees.
Investment Security Gains (Losses), net reflects the $176.4 million available for sale debt security loss arising from a repositioning of the portfolio during the current quarter. In the prior-year quarter, there was a $213.0 million loss arising from an intent to sell available for sale debt securities also arising from a repositioning of the portfolio.

NET INTEREST INCOME
				% Change Q4 2023 vs.
($ In Millions)	Q4 2023	Q3 2023	Q4 2022	Q3 2023		Q4 2022
Net Interest Income
Interest Income (FTE*)	$2,217.6	$1,948.2	$1,185.6	14%		87%
Interest Expense	1,716.5	1,478.8	635.6	16		170
Net Interest Income (FTE*)	$501.1	$469.4	$550.0	7%		(9)%
Average Earning Assets	$125,025.1	$128,254.4	$133,788.5	(3)%		(7)%
Net Interest Margin (FTE*)	1.59%	1.45%	1.63%	14	bps	(4) bps
(*) Interest income, net interest income and net interest margin presented on an FTE basis are non-generally accepted accounting principle financial measures that facilitate the analysis of asset yields. Please refer to the Reconciliation to Fully Taxable Equivalent section for further detail.
bps - basis points
Net interest income on an FTE basis increased sequentially primarily due to a favorable balance sheet mix and higher average interest rates. Net interest income on an FTE basis decreased compared to the prior-year quarter primarily due to lower average earning assets, partially offset by higher average interest rates.
The net interest margin on an FTE basis increased sequentially primarily due to a favorable funding mix shift. The net interest margin on an FTE basis decreased from the prior-year quarter primarily due to an unfavorable funding mix shift, partially offset by higher average interest rates.
Average earning assets decreased sequentially primarily due to lower borrowing activity. Average earning assets decreased compared to the prior-year quarter primarily due to lower client deposits, partially offset by increased borrowing activity, the net of which resulted in lower funding of earning assets.

NORTHERN TRUST CORPORATION FOURTH QUARTER 2023 RESULTS

PROVISION FOR CREDIT LOSSES
	As of and for the three-months ended,			% Change December 31, 2023 vs.
($ In Millions)	December 31, 2023	September 30, 2023	December 31, 2022	September 30, 2023	December 31, 2022
Allowance for Credit Losses
Beginning Allowance for Credit Losses	$211.8	$197.5	$195.9	7%	8%
Provision for (Release of) Credit Losses	11.0	14.0	5.0	N/M	N/M
Net Recoveries (Charge-Offs)	(2.4)	0.3	—	N/M	N/M
Ending Allowance for Credit Losses	$220.4	$211.8	$200.9	4%	10%
Allowance assigned to:
Loans	$178.7	$166.8	$144.3	7%	24%
Undrawn Loan Commitments and Standby Letters of Credit	26.9	28.3	38.5	(5)	(30)
Debt Securities and Other Financial Assets	14.8	16.7	18.1	(12)	(18)
Ending Allowance for Credit Losses	$220.4	$211.8	$200.9	4%	10%
N/M - Not meaningful
Q4 2023
The provision in the current quarter was primarily due to an increase in the reserve evaluated on a collective basis and an increase in the reserve evaluated on an individual basis driven by a very small number of borrowers. The reserve evaluated on a collective basis relates to pooled financial assets sharing similar risk characteristics. The increase in the collective basis reserve was driven by methodology updates.
Q3 2023
The provision in the prior quarter was primarily due to an increase in the reserve evaluated on a collective basis, driven by a small number of large new loans and renewals and credit quality deterioration of certain commercial loans, partially offset by a net improvement in the overall macroeconomic outlook at the time.
Q4 2022
The provision in the prior-year quarter was primarily due to an increase in the reserve evaluated on a collective basis, driven by growth in certain commercial portfolios and further deterioration in the macroeconomic outlook at the time, partially offset by improvement in portfolio quality for a commercial segment.

NORTHERN TRUST CORPORATION FOURTH QUARTER 2023 RESULTS

NONINTEREST EXPENSE
				% Change Q4 2023 vs.
($ In Millions)	Q4 2023	Q3 2023	Q4 2022	Q3 2023	Q4 2022
Noninterest Expense
Compensation	$564.0	$558.1	$584.3	1%	(3)%
Employee Benefits	102.0	100.8	103.6	1	(2)
Outside Services	235.2	229.6	232.9	2	1
Equipment and Software	252.0	232.5	229.4	8	10
Occupancy	58.5	58.7	65.7	—	(11)
Other Operating Expense	176.8	98.5	107.7	80	64
Total Noninterest Expense	$1,388.5	$1,278.2	$1,323.6	9%	5%
End of Period Full-Time Equivalent Employees	23,100	23,300	23,600	(1)%	(2)%
Compensation expense increased sequentially primarily due to higher agency costs and lower internally developed software related personnel credits. Compensation expense decreased compared to the prior-year quarter primarily due to $30.4 million of severance-related charges in the prior-year quarter and lower incentives, partially offset by higher salary expense and unfavorable currency translation.
Outside services expense increased sequentially primarily due to higher technical services costs and consulting services, partially offset by lower subcustodian expense.
Equipment and software expense increased sequentially and from the prior-year quarter primarily due to higher software amortization and higher software costs.
Occupancy expense decreased from the prior-year quarter primarily due to $14.0 million of charges related to early lease exits in the prior-year quarter, partially offset by higher real estate taxes.
Other operating expense increased sequentially and from the prior-year quarter primarily due to $84.6 million related to the FDIC special assessment.

PROVISION FOR INCOME TAX
				% Change Q4 2023 vs.
($ In Millions)	Q4 2023	Q3 2023	Q4 2022	Q3 2023		Q4 2022
Net Income
Income before Income Taxes	$145.8	$434.3	$190.4	(66)%		(23)%
Provision for Income Taxes	32.7	106.5	34.7	(69)		(6)
Net Income	$113.1	$327.8	$155.7	(65)%		(27)%
Effective Tax Rate	22.4%	24.5%	18.2%	(210)	bps	420	bps
bps - basis points
The effective tax rate decreased sequentially primarily due to a higher level of tax benefits from tax-credit investments and tax-exempt income, partially offset by a higher state tax provision and higher net tax impact from international operations as a percentage of earnings. The increase from the prior-year quarter was primarily due to a higher state tax provision and higher net tax impact from international operations, partially offset by a higher level of tax benefits from tax-credit investments and tax-exempt income.

NORTHERN TRUST CORPORATION FOURTH QUARTER 2023 RESULTS

CAPITAL ACTIONS
The Corporation returned approximately $302.4 million to common shareholders in the current quarter through dividends and the repurchase of shares. During the current quarter, the Corporation declared cash dividends totaling $156.2 million to common stockholders. The Corporation repurchased 1,957,885 shares of common stock, including 21,985 withheld to satisfy tax withholding obligations related to share-based compensation, at a total cost of $146.2 million ($74.68 average price per share).
The Corporation also declared cash dividends totaling $4.7 million to preferred stockholders during the current quarter.

CAPITAL RATIOS
The capital ratios of Northern Trust Corporation and its principal subsidiary, The Northern Trust Company, remained strong at December 31, 2023, exceeding the minimum requirements for classification as “well-capitalized” under applicable U.S. regulatory requirements.
The table below provides capital ratios, as well as the required minimum capital ratios, for Northern Trust Corporation and The Northern Trust Company determined by Basel III phased-in requirements.

	December 31, 2023*		September 30, 2023		December 31, 2022
Capital Ratios - Northern Trust Corporation	Standardized Approach	Advanced Approach	Standardized Approach	Advanced Approach	Standardized Approach	Advanced Approach	Well-Capitalized Ratios	Minimum Capital Ratios
Common Equity Tier 1 Capital	11.4%	13.4%	11.4%	13.2%	10.8%	11.5%	N/A	4.5%
Tier 1 Capital	12.3	14.5	12.4	14.3	11.8	12.5	6.0	6.0
Total Capital	14.2	16.5	14.5	16.5	13.9	14.5	10.0	8.0
Tier 1 Leverage	8.1	8.1	7.9	7.9	7.1	7.1	N/A	4.0
Supplementary Leverage	N/A	8.6	N/A	8.4	N/A	7.9	N/A	3.0

	December 31, 2023*		September 30, 2023		December 31, 2022
Capital Ratios - The Northern Trust Company	Standardized Approach	Advanced Approach	Standardized Approach	Advanced Approach	Standardized Approach	Advanced Approach	Well-Capitalized Ratios	Minimum Capital Ratios
Common Equity Tier 1 Capital	12.2%	14.6%	12.3%	14.5%	11.6%	12.4%	6.5%	4.5%
Tier 1 Capital	12.2	14.6	12.3	14.5	11.6	12.4	8.0	6.0
Total Capital	13.8	16.3	14.2	16.4	13.5	14.2	10.0	8.0
Tier 1 Leverage	8.0	8.0	7.8	7.8	6.9	6.9	5.0	4.0
Supplementary Leverage	N/A	8.5	N/A	8.3	N/A	7.7	3.0	3.0
(*) Capital ratios for the current quarter are considered preliminary until the Form 10-K is filed with the Securities and Exchange Commission.

NORTHERN TRUST CORPORATION FOURTH QUARTER 2023 RESULTS

RECONCILIATION TO FULLY TAXABLE EQUIVALENT
The following table presents a reconciliation of interest income, net interest income, net interest margin, and total revenue prepared in accordance with generally accepted accounting principles to such measures on an FTE basis, which are non-generally accepted accounting financial measures. Net interest margin is calculated by dividing annualized net interest income by average interest-earning assets. Management believes this presentation provides a clearer indication of these financial measures for comparative purposes. When adjusted to an FTE basis, yields on taxable, nontaxable and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income.

	QUARTERS
	2023				2022
($ in Millions)	FOURTH	THIRD	SECOND	FIRST	FOURTH
Net Interest Income
Interest Income - GAAP	$2,199.6	$1,935.0	$1,735.0	$1,455.4	$1,170.1
Add: FTE Adjustment	18.0	13.2	13.1	13.2	15.5
Interest Income (FTE) - Non-GAAP	$2,217.6	$1,948.2	$1,748.1	$1,468.6	$1,185.6

Net Interest Income - GAAP	$483.1	$456.2	$511.5	$531.2	$534.5
Add: FTE Adjustment	18.0	13.2	13.1	13.2	15.5
Net Interest Income (FTE) - Non-GAAP	$501.1	$469.4	$524.6	$544.4	$550.0

Net Interest Margin - GAAP	1.53%	1.41%	1.53%	1.58%	1.58%
Net Interest Margin (FTE) - Non-GAAP	1.59%	1.45%	1.57%	1.62%	1.63%

Total Revenue
Total Revenue - GAAP	$1,545.3	$1,726.5	$1,757.1	$1,744.6	$1,519.0
Add: FTE Adjustment	18.0	13.2	13.1	13.2	15.5
Total Revenue (FTE) - Non-GAAP	$1,563.3	$1,739.7	$1,770.2	$1,757.8	$1,534.5

NORTHERN TRUST CORPORATION FOURTH QUARTER 2023 RESULTS

FORWARD LOOKING STATEMENTS
This release may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s financial results and outlook, capital adequacy, dividend policy and share repurchase program, accounting estimates and assumptions, credit quality including allowance levels, future pension plan contributions, effective tax rate, anticipated expense levels, contingent liabilities, acquisitions, strategies, market and industry trends, and expectations regarding the impact of accounting pronouncements and legislation. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern Trust assumes no obligation to update its forward-looking statements.

WEBCAST OF FOURTH QUARTER EARNINGS CONFERENCE CALL
Northern Trust’s fourth quarter earnings conference call will be webcast on January 18, 2024.
The live call will be conducted at 8:00 a.m. CT and is accessible on Northern Trust’s website at:
https://www.northerntrust.com/about-us/investor-relations
A recording of the live call will be available on Northern Trust’s website following the live event, for approximately four weeks. Participants will need Windows Media or Adobe Flash software. This earnings release can also be accessed at Northern Trust’s website.
About Northern Trust
Northern Trust Corporation (Nasdaq: NTRS) is a leading provider of wealth management, asset servicing, asset management and banking to corporations, institutions, affluent families and individuals. Founded in Chicago in 1889, Northern Trust has a global presence with offices in 24 U.S. states and Washington, D.C., and across 22 locations in Canada, Europe, the Middle East and the Asia-Pacific region. As of December 31, 2023, Northern Trust had assets under custody/administration of US$15.4 trillion, and assets under management of US$1.4 trillion. For more than 130 years, Northern Trust has earned distinction as an industry leader for exceptional service, financial expertise, integrity and innovation. Visit us on northerntrust.com. Follow us on X (formerly Twitter) @NorthernTrust or Northern Trust Corporation on LinkedIn.
Northern Trust Corporation, Head Office: 50 South La Salle Street, Chicago, Illinois 60603 U.S.A., incorporated with limited liability in the U.S. Global legal and regulatory information can be found at https://www.northerntrust.com/terms-and-conditions.

NORTHERN TRUST CORPORATION
(Supplemental Consolidated Financial Information)

STATEMENT OF INCOME DATA				% Change(1)
($ In Millions Except Per Share Data)				Q4 2023 vs.
	Q4 2023	Q3 2023	Q4 2022	Q3 2023	Q4 2022
Noninterest Income
Trust, Investment and Other Servicing Fees	$1,090.0	$1,111.9	$1,042.1	(2)%	5%
Foreign Exchange Trading Income	49.0	51.8	65.4	(5)	(25)
Treasury Management Fees	7.8	7.5	8.3	2	(8)
Security Commissions and Trading Income	33.3	30.9	35.1	8	(5)
Other Operating Income	58.5	68.2	47.3	(14)	24
Investment Security Gains (Losses), net	(176.4)	—	(213.7)	N/M	N/M
Total Noninterest Income	1,062.2	1,270.3	984.5	(16)	8

Net Interest Income
Interest Income	2,199.6	1,935.0	1,170.1	14	88
Interest Expense	1,716.5	1,478.8	635.6	16	170
Net Interest Income	483.1	456.2	534.5	6	(10)

Total Revenue	1,545.3	1,726.5	1,519.0	(10)	2

Provision for Credit Losses	11.0	14.0	5.0	N/M	N/M

Noninterest Expense
Compensation	564.0	558.1	584.3	1	(3)
Employee Benefits	102.0	100.8	103.6	1	(2)
Outside Services	235.2	229.6	232.9	2	1
Equipment and Software	252.0	232.5	229.4	8	10
Occupancy	58.5	58.7	65.7	—	(11)
Other Operating Expense	176.8	98.5	107.7	80	64
Total Noninterest Expense	1,388.5	1,278.2	1,323.6	9	5

Income before Income Taxes	145.8	434.3	190.4	(66)	(23)
Provision for Income Taxes	32.7	106.5	34.7	(69)	(6)
NET INCOME	$113.1	$327.8	$155.7	(65)%	(27)%
Preferred Stock Dividends	4.7	16.2	4.7	(71)	—
NET INCOME APPLICABLE TO COMMON STOCK	$108.4	$311.6	$151.0	(65)%	(28)%
Earnings Allocated to Participating Securities	1.9	3.1	2.3	(38)	(16)
Earnings Allocated to Common and Potential Common Shares	$106.5	$308.5	$148.7	(65)	(28)

Per Common Share
Net Income
Basic	$0.52	$1.49	$0.71	(65)%	(28)%
Diluted	0.52	1.49	0.71	(65)	(27)

Average Common Equity	$10,830.6	$10,651.7	$10,094.5	2%	7%
Return on Average Common Equity	4.0%	11.6%	5.9%
Return on Average Assets	0.33%	0.93%	0.42%

Cash Dividends Declared per Common Share	$0.75	$0.75	$0.75	—%	—%

Average Common Shares Outstanding (000s)
Basic	206,170	207,022	208,423
Diluted	206,484	207,253	208,894
Common Shares Outstanding (EOP) (000s)	205,126	207,036	208,428
(1)    Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.
N/M - Not meaningful
EOP - End of period

NORTHERN TRUST CORPORATION
(Supplemental Consolidated Financial Information)

STATEMENT OF INCOME DATA
($ In Millions Except Per Share Data)	TWELVE MONTHS
	2023	2022	% Change(1)
Noninterest Income
Trust, Investment and Other Servicing Fees	$4,361.8	$4,432.6	(2)%
Foreign Exchange Trading Income	203.9	288.6	(29)
Treasury Management Fees	31.6	39.3	(20)
Security Commissions and Trading Income	135.0	136.2	(1)
Other Operating Income	228.7	191.3	19
Investment Security Gains (Losses), net	(169.5)	(214.0)	N/M
Total Noninterest Income	4,791.5	4,874.0	(2)

Net Interest Income
Interest Income	7,325.0	2,877.7	155
Interest Expense	5,343.0	990.5	N/M
Net Interest Income	1,982.0	1,887.2	5

Total Revenue	6,773.5	6,761.2	—

Provision for Credit Losses	24.5	12.0	N/M

Noninterest Expense
Compensation	2,321.8	2,248.0	3
Employee Benefits	405.2	437.4	(7)
Outside Services	906.5	880.3	3
Equipment and Software	945.5	838.8	13
Occupancy	232.3	219.1	6
Other Operating Expense	472.9	359.3	32
Total Noninterest Expense	5,284.2	4,982.9	6

Income before Income Taxes	1,464.8	1,766.3	(17)
Provision for Income Taxes	357.5	430.3	(17)
NET INCOME	$1,107.3	$1,336.0	(17)%
Preferred Stock Dividends	41.8	41.8	—
NET INCOME APPLICABLE TO COMMON STOCK	$1,065.5	$1,294.2	(18)%
Earnings Allocated to Participating Securities	11.6	11.8	(1)
Earnings Allocated to Common and Potential Common Shares	$1,053.9	$1,282.4	(18)%

Per Common Share
Net Income
Basic	$5.09	$6.16	(17)%
Diluted	5.08	6.14	(17)

Average Common Equity	$10,612.0	$10,196.6	4%
Return on Average Common Equity	10.0%	12.7%
Return on Average Assets	0.78%	0.88%

Cash Dividends Declared per Common Share	$3.00	$2.90	3%

Average Common Shares Outstanding (000s)
Basic	207,248	208,309
Diluted	207,564	208,867
Common Shares Outstanding (EOP) (000s)	205,126	208,428
(1)Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.
N/M - Not meaningful
EOP - End of period

NORTHERN TRUST CORPORATION
(Supplemental Consolidated Financial Information)

BALANCE SHEET
($ In Millions)				% Change(1)
				December 31, 2023 vs.
	December 31, 2023	September 30, 2023	December 31, 2022	September 30, 2023	December 31, 2022
Assets
Federal Reserve and Other Central Bank Deposits	$34,281.0	$32,266.3	$39,961.9	6%	(14)%
Interest-Bearing Due from and Deposits with Banks(2)	5,241.4	5,216.4	4,926.6	—	6
Federal Funds Sold	—	—	32.0	—	(100)
Securities Purchased under Agreements to Resell	784.7	384.3	1,070.3	104	(27)
Debt Securities
Available for Sale	23,089.8	24,342.1	26,699.9	(5)	(14)
Held to Maturity	26,221.7	24,920.4	25,036.1	5	5
Trading Account	—	0.1	95.2	(99)	(100)
Total Debt Securities	49,311.5	49,262.6	51,831.2	—	(5)
Loans	47,617.0	43,577.0	42,893.3	9	11
Other Interest-Earning Assets(3)	3,134.0	3,349.3	1,769.4	(6)	77
Total Earning Assets	140,369.6	134,055.9	142,484.7	5	(1)
Allowance for Credit Losses	(192.3)	(182.7)	(161.1)	5	19
Cash and Due from Banks and Other Central Bank Deposits(4)	1,534.3	1,912.4	1,737.2	(20)	(12)
Buildings and Equipment	502.2	465.0	500.5	8	—
Client Security Settlement Receivables	212.6	147.6	1,698.3	44	(87)
Goodwill	702.3	692.8	691.3	1	2
Other Assets	7,654.4	9,239.6	8,085.8	(17)	(5)
Total Assets	$150,783.1	$146,330.6	$155,036.7	3%	(3)%
Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$25,252.1	$24,362.6	$31,128.6	4%	(19)%
Savings Certificates and Other Time	4,109.7	4,038.6	1,981.3	2	107
Non-U.S. Offices - Interest-Bearing	63,971.1	60,826.9	65,481.9	5	(2)
Total Interest-Bearing Deposits	93,332.9	89,228.1	98,591.8	5	(5)
Federal Funds Purchased	3,045.4	5,539.3	1,896.9	(45)	61
Securities Sold under Agreements to Repurchase	784.7	545.9	567.2	44	38
Other Borrowings(5)	6,567.8	6,870.9	7,592.3	(4)	(13)
Senior Notes	2,773.2	2,688.9	2,724.2	3	2
Long-Term Debt	4,065.0	4,060.7	2,066.2	—	97
Total Interest-Related Funds	110,569.0	108,933.8	113,438.6	2	(3)
Demand and Other Noninterest-Bearing Deposits	22,831.1	20,937.8	25,340.3	9	(10)
Other Liabilities	5,485.1	4,611.8	4,998.3	19	10
Total Liabilities	138,885.2	134,483.4	143,777.2	3	(3)
Common Equity	11,013.0	10,962.3	10,374.6	—	6
Preferred Equity	884.9	884.9	884.9	—	—
Total Equity	11,897.9	11,847.2	11,259.5	—	6
Total Liabilities and Stockholders’ Equity	$150,783.1	$146,330.6	$155,036.7	3%	(3)%
(1)    Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.
(2)    Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.
(3)    Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.
(4)    Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.
(5)    Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago.

NORTHERN TRUST CORPORATION
(Supplemental Consolidated Financial Information)

AVERAGE BALANCE SHEET
($ In Millions)				% Change(1)
				Q4 2023 vs.
	Q4 2023	Q3 2023	Q4 2022	Q3 2023	Q4 2022
Assets
Federal Reserve and Other Central Bank Deposits	$25,951.3	$28,000.8	$32,755.2	(7)%	(21)%
Interest-Bearing Due from and Deposits with Banks(2)	4,261.6	4,301.4	4,186.1	(1)	2
Federal Funds Sold	1.0	1.2	14.0	(20)	(93)
Securities Purchased under Agreements to Resell	573.1	950.8	1,165.5	(40)	(51)
Debt Securities
Available for Sale	23,469.9	24,430.7	26,742.4	(4)	(12)
Held to Maturity	25,685.2	25,919.2	25,135.3	(1)	2
Trading Account	0.2	0.4	46.4	(56)	(100)
Total Debt Securities	49,155.3	50,350.3	51,924.1	(2)	(5)
Loans	42,170.0	42,210.4	42,329.4	—	—
Other Interest-Earning Assets(3)	2,912.8	2,439.5	1,414.2	19	106
Total Earning Assets	125,025.1	128,254.4	133,788.5	(3)	(7)
Allowance for Credit Losses	(182.5)	(170.4)	(154.6)	7	18
Cash and Due from Banks and Other Central Bank Deposits(4)	1,754.6	1,694.6	1,773.7	4	(1)
Buildings and Equipment	486.4	474.1	491.0	3	(1)
Client Security Settlement Receivables	205.9	350.3	1,809.9	(41)	(89)
Goodwill	696.4	698.9	685.8	—	2
Other Assets	8,602.8	8,899.7	9,409.3	(3)	(9)
Total Assets	$136,588.7	$140,201.6	$147,803.6	(3)%	(8)%
Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$23,888.7	$22,624.9	$28,488.7	6%	(16)%
Savings Certificates and Other Time	4,279.0	3,665.2	1,610.5	17	166
Non-U.S. Offices - Interest-Bearing	56,970.9	58,680.5	64,024.0	(3)	(11)
Total Interest-Bearing Deposits	85,138.6	84,970.6	94,123.2	—	(10)
Federal Funds Purchased	3,906.0	5,935.9	2,704.7	(34)	44
Securities Sold under Agreements to Repurchase	364.5	426.0	392.4	(14)	(7)
Other Borrowings(5)	6,960.8	10,981.7	7,933.2	(37)	(12)
Senior Notes	2,714.2	2,713.2	2,721.5	—	—
Long-Term Debt	4,064.1	2,126.9	1,718.6	91	136
Total Interest-Related Funds	103,148.2	107,154.3	109,593.6	(4)	(6)
Demand and Other Noninterest-Bearing Deposits	16,450.4	16,792.5	22,186.3	(2)	(26)
Other Liabilities	5,274.6	4,718.2	5,044.3	12	5
Total Liabilities	124,873.2	128,665.0	136,824.2	(3)	(9)
Common Equity	10,830.6	10,651.7	10,094.5	2	7
Preferred Equity	884.9	884.9	884.9	—	—
Total Equity	11,715.5	11,536.6	10,979.4	2	7
Total Liabilities and Stockholders’ Equity	$136,588.7	$140,201.6	$147,803.6	(3)%	(8)%
(1)    Percentage calculations are based on actual balances rather than the rounded amounts presented in the Supplemental Consolidated Financial Information.
(2)    Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.
(3)    Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.
(4)    Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.
(5)    Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago.

NORTHERN TRUST CORPORATION
(Supplemental Consolidated Financial Information)

QUARTERLY TREND DATA	QUARTERS
($ In Millions Except Per Share Data)	2023								2022
	FOURTH		THIRD		SECOND		FIRST		FOURTH
Net Income Summary
Trust, Investment and Other Servicing Fees	$1,090.0		$1,111.9		$1,096.3		$1,063.6		$1,042.1
Other Noninterest Income	(27.8)		158.4		149.3		149.8		(57.6)
Net Interest Income	483.1		456.2		511.5		531.2		534.5
Total Revenue	1,545.3		1,726.5		1,757.1		1,744.6		1,519.0
Provision for (Release of) Credit Losses	11.0		14.0		(15.5)		15.0		5.0
Noninterest Expense	1,388.5		1,278.2		1,331.9		1,285.6		1,323.6
Income before Income Taxes	145.8		434.3		440.7		444.0		190.4
Provision for Income Taxes	32.7		106.5		108.9		109.4		34.7
Net Income	$113.1		$327.8		$331.8		$334.6		$155.7

Per Common Share
Net Income - Basic	$0.52		$1.49		$1.56		$1.51		$0.71
- Diluted	0.52		1.49		1.56		1.51		0.71
Cash Dividends Declared per Common Share	0.75		0.75		0.75		0.75		0.75
Book Value (EOP)	53.69		52.95		51.94		51.37		49.78
Market Value (EOP)	84.38		69.48		74.14		88.13		88.49

Financial Ratios
Return on Average Common Equity	4.0%		11.6%		12.4%		12.4%		5.9%
Return on Average Assets	0.33		0.93		0.91		0.92		0.42
Net Interest Margin (GAAP)	1.53		1.41		1.53		1.58		1.58
Net Interest Margin (FTE*)	1.59		1.45		1.57		1.62		1.63

Assets Under Custody / Administration ($ in Billions) - End Of Period
Asset Servicing	$14,362.6		$13,206.2		$13,483.5		$13,221.5		$12,705.5
Wealth Management	1,042.3		958.5		995.4		953.3		898.5
Total Assets Under Custody / Administration	$15,404.9		$14,164.7		$14,478.9		$14,174.8		$13,604.0

Assets Under Custody ($ In Billions) - End Of Period
Asset Servicing	$10,882.0		$10,064.4		$10,295.7		$10,065.6		$9,712.3
Wealth Management	1,034.5		951.0		989.1		947.6		892.3
Total Assets Under Custody	$11,916.5		$11,015.4		$11,284.8		$11,013.2		$10,604.6

Assets Under Management ($ In Billions) - End Of Period
Asset Servicing	$1,032.0		$963.4		$989.8		$962.1		$898.1
Wealth Management	402.5		369.9		376.0		368.3		351.4
Total Assets Under Management	$1,434.5		$1,333.3		$1,365.8		$1,330.4		$1,249.5

Asset Quality ($ In Millions) - End Of Period
Nonaccrual Loans	$63.6		$68.8		$47.1		$48.9		$45.9
Other Real Estate Owned (OREO)	1.5		0.3		0.3		—		—
Total Nonaccrual Assets	$65.1		$69.1		$47.4		$48.9		$45.9
Nonaccrual Assets / Loans and OREO	0.14%		0.16%		0.11%		0.12%		0.11%
Gross Charge-offs	$(3.1)		$(0.8)		$(0.8)		$(4.0)		$(0.5)
Gross Recoveries	0.7		1.1		0.8		1.1		0.5
Net Recoveries (Charge-offs)	$(2.4)		$0.3		$—		$(2.9)		$—
Annualized Net Recoveries (Charge-offs) to Avg Loans	(0.02)%		—%		—%		(0.03)%		—%
Allowance for Credit Losses Assigned to:
Loans	$178.7		$166.8		$152.5		$159.9		$144.3
Undrawn Loan Commitments and Standby Letters of Credit	26.9		28.3		26.0		34.3		38.5
Debt Securities and Other Financial Assets	14.8		16.7		19.0		18.8		18.1
Loans Allowance / Nonaccrual Loans	2.8	x	2.4	x	3.2	x	3.3	x	3.1	x

(*)    Net interest margin presented on an FTE basis is a non-generally accepted accounting principle financial measure that facilitates the analysis of asset yields. Please refer to the Reconciliation to Fully Taxable Equivalent section for further detail.